UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2004

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

In March 2004 Nordson Corporation’s shareholders approved the Nordson Corporation 2004 Long-Term Performance Plan (the "Performance Plan") and the Nordson Corporation 2004 Management Incentive Compensation Plan (the Compensation Plan"). The Company anticipates that the first awards under the Performance Plan and the Compensation Plan will be made on or after November 8, 2004.

The objective of the Performance Plan is to foster and promote the long-term growth and performance of the Company by enhancing the Company’s ability to attract and retain qualified directors, officers and employees and by motivating directors, officers and employees through stock ownership and other incentives. The Compensation Committee of the Board of Directors (the "Committee") administers the Performance Plan, and may delegate any of its authority, as it deems appropriate. The Performance Plan provides authority for the grant of stock options, restricted stock, stock equivalent units, stock appreciation rights and other incentives. The aggregate number of Common Shares that may be subject to awards granted under the Performance Plan in any fiscal year of the Company during the term of the Performance Plan will be equal to the sum of (i) three percent (3.0%) of the number of Common Shares outstanding as of the first day of that fiscal year plus (ii) the number of Common Shares that were available for the grant of awards, but not granted, under the Performance Plan in previous fiscal years; provided that, in no event will the number of Common Shares available for the grant of awards in any fiscal year exceed three and one-half percent (3.5%) of the Common Shares outstanding as of the first day of that fiscal year. The aggregate number of Common Shares that may be issued upon exercise of Incentive Stock Options granted under the Performance Plan may not exceed 1,000,000. The Performance Plan will be in effect through fiscal 2013 unless earlier terminated by the Board of Directors. A copy of this plan is attached as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

c.) Exhibits

10.1 Nordson Corporation 2004 Long-Term Performance Plan

10.2 Nordson Corporation 2004 Management Incentive Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

November 8, 2004	By:	Peter S. Hellman

Name: Peter S. Hellman
Title: President, Chief Financial and Administrative Officer

Nordson Corporation

November 8, 2004	By:	Nicholas D. Pellecchia

Name: Nicholas D. Pellecchia
Title: Vice President, Finance and Controller

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Exhibit Index

Exhibit No.	Description

10.1	Nordson Corporation 2004 Long-Term Performance Plan
10.2	Nordson Corporation 2004 Management Incentive Compensation Plan